Exhibit 99.1

Citi 2013 MLP / Midstream Infrastructure Conference August 21-22, 2013 © Copyright 2013 Buckeye Partners, L.P Confidential.

LEGAL NOTICE/FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. © Copyright 2013 Buckeye Partners, L.P Confidential. 2

INVESTMENT HIGHLIGHTS Over 125 years of continuous operations, with a 26-year track record as a publicly traded MLP on the NYSE Market capitalization of over $7 billion Lower cost of capital realized from elimination of GP IDRs; differentiation from many of our peers Investment grade credit rating with a conservative approach toward financing growth Increased geographic and product diversity resulting from recent acquisitions Attractive growth investment opportunities across our domestic and international asset platform; including crude diversification projects utilizing existing asset footprint Opportunities for significant internal growth projects on legacy and recently acquired assets Resumed distribution increases 1Q 2013; paid cash distributions each quarter since formation in 1986 Petroleum storage tanks at our Macungie terminal in Pennsylvania Aerial view of BORCO’s six offshore jetties with tank farm in the distance © Copyright 2013 Buckeye Partners, L.P Confidential. 3

 BUCKEYE’S STRATEGY 4 Generate Exceptional Financial Returns to Unitholders Our Vision: Buckeye - the logistical solutions partner of choice for the global energy business Our Mission: To deliver superior returns to our investors through our talented, valued employees and our core strengths of An unwavering commitment to safety, environmental responsibility, regulatory compliance, and personal integrity Best-in-class customer service and sophisticated commercial operations Operational excellence that provides consistent, reliable performance at the lowest reasonable cost An entrepreneurial approach toward logistical solutions to profitably expand and optimize Buckeye’s portfolio of global energy assets A commitment to consistent execution and the continuous improvement of our operations, projects and people © Copyright 2013 Buckeye Partners, L.P Confidential. Key Component Guiding Principle Strengthen Financial Position Execute On Existing Base Business Diversify Portfolio of Assets Create Growth Platforms Diversify Portfolio of Assets Execute On Existing Base Business Diversify Portfolio of Assets Execute On Existing Base Business Current Future

 BEST PRACTICES INITIATIVE Key Differentiator of Buckeye 5 © Copyright 2013 Buckeye Partners, L.P Confidential. Multi-Skilled Teams Decentralized Structure Empower our Employees Gain Sharing Initiative Staff for the Trough Best-In-Class Asset Manager

ORGANIZATIONAL OVERVIEW Three Business Operating Units Domestic Pipelines & Terminals ~6,000 miles of pipeline with ~100 delivery locations ~100 liquid petroleum product terminals ~42 million barrels of liquid petroleum product storage capacity International Pipelines & Terminals ~30 million barrels of storage capacity at 2 terminal facilities in The Bahamas (~25 million) and Puerto Rico (~5 million) Deep water berthing capability to handle ULCCs and VLCCs in The Bahamas Announced expansion of 4.7 million barrels at Bahamian facility nearing completion, with 1.9 million barrels placed in service second half of 2012, 1.6 million placed into service during Q1 2013, and 1.2 million barrels expected to be placed into service in September 2013 Buckeye Services Energy Services Markets refined petroleum products in areas served by Domestic Pipelines & Terminals Natural Gas Storage Over 30 Bcf of working natural gas storage capacity in Northern California Development & Logistics Operates and/or maintains third-party pipelines under agreements with major oil and gas and chemical companies (1) LTM through June 30, 2013. © Copyright 2013 Buckeye Partners, L.P Confidential. 6

VALUE CREATION/GROWTH DRIVERS $4 Billion Invested Since 2008 Recent Transactions (1) 2012 Perth Amboy, New Jersey Marine Terminal, $260.0 million 2011 BORCO Marine Terminal, $1.7 billion BP Pipeline & Terminal Assets, $165.0 million Maine Terminals and Pipeline, $23.5 million 2010 Buy-in of BPL’s general partner, 20 million units issued Yabucoa, Puerto Rico Terminal, $32.6 million Opelousas, Louisiana Terminal, $13.0 million Additional Equity Interest in West Shore Pipe Line Company, $13.5 million 2009 Blue/Gold Pipeline and Terminal Assets, $54.4 million 2008 Lodi Natural Gas Storage, $442.4 million Farm & Home Oil Company(2), $146.2 million(3) Niles and Ferrysburg, Michigan Terminals, $13.9 million Albany, New York Terminal, $46.9 million © Copyright 2013 Buckeye Partners, L.P Confidential. 7 Excludes acquisitions with a value of $10 million or lower Now Buckeye Energy Services Buckeye sold the retail division of Farm & Home Oil Company in 2008 for $52.6 million Estimate provided is mid-point of expected organic growth capital spend range Capital Projects Benefiting 2013 and Beyond Transformation of Perth Amboy terminal into highly efficient, multi-product storage, blending, and throughput facility with crude unit train offloading capability Storage expansion and terminal enhancements at BORCO facility Construction of crude oil storage tanks, capacity increases in pipeline interconnectivity, and crude oil pipeline to unit train connection within our Chicago complex Truck loading rack upgrades in the Midwest Refurbishment of tanks across the domestic system Butane blending, vapor recovery, and additive system installations planned for numerous terminal facilities across the domestic system Completion of modifications at Albany terminal, allowing the handling of both crude oil and ethanol unit trains Organic Growth Capital Spending (4) $0 $80 $160 $240 $320 $400 2008 2009 2010 2011 2012 2013P ($MM) Perth Amboy BORCO Domestic Assets (excl. Perth Amboy) $91.5 $247.9 $63.8 $46.5 $276.9 $320.0

CRUDE DIVERSIFICATION © Copyright 2013 Buckeye Partners, L.P Confidential. 8 Albany, NY Multi-year contract signed with Irving Oil in October 2012 to provide crude oil services, including offloading unit trains, storage, and throughput Albany terminal has two ship docks on the Hudson River, allowing transport of crude oil directly to Irving’s facility Perth Amboy, NJ Project initiated to add crude by rail capability Outbound transportation options include ship, barge, and pipeline Chicago Complex Diluent storage and transshipments – inbound via railroad and pipeline; outbound via pipeline to Canadian destinations Long-term storage and throughput agreement recently signed with major that supports construction of incremental 1.1 million barrels of crude oil storage Long-term crude oil storage, throughput, and rail loading services agreement recently signed with crude oil marketer; Western Canadian and Bakken crude oil expected to be transported via pipeline into Chicago Complex for ultimate delivery to unit-train facilities on the East, Gulf, and West Coasts BORCO (Freeport, Bahamas) Multi-year agreement signed in April 2012 to support 1.2 million barrel expansion of facility Latin America crude developments forcing producers to find large storage locations with blending capabilities and segregation for multiple qualities of crude Advanced marine infrastructure and service capabilities provide competitive advantage over other marine terminals in the region With the emergence of the Bakken and Utica shale plays, as well as new crude developments in Latin America, Buckeye is looking at ways to leverage its assets to provide crude oil logistics solutions to producers and refiners wherever possible. Crude Blending & Staging To West Coast To Asia To Gulf Coast To Europe From Latin America Source: PFC Energy

Domestic Pipelines & Terminals © Copyright 2013 Buckeye Partners, L.P Confidential. 9

DOMESTIC PIPELINES & TERMINALS OVERVIEW © Copyright 2013 Buckeye Partners, L.P Confidential. 10 Petroleum storage tanks at our Macungie terminal in Pennsylvania Pipelines & Terminals segment represents Buckeye’s largest segment contribution to Adjusted EBITDA Over 6,000 miles of pipeline located primarily in the Northeast and Midwest United States moving approximately 1.4 million barrels of liquid petroleum products per day with more than 100 delivery points Approximately 100 liquid petroleum product storage terminals located throughout the United States Approximately 42 million barrels of storage capacity Terminal Throughput Volumes Pipeline Throughput Volumes Through June 30, 2013. 464.4 471.9 562.5 730.9 916.7 986.4 0 200 400 600 800 1000 1200 2008 2009 2010 2011 2012 YTD (1) (b/d - 000's)

PERTH AMBOY OVERVIEW Facility Overview BPL purchased facility from Chevron (closed in July 2012) Located at the southwest end of New York Harbor on the Arthur Kill Only ~ 6 miles from Buckeye Linden complex Pipeline, water, rail, and truck access planned Strategically situated on New York Harbor as a NYMEX delivery point Approximately 4.4 million barrels total storage capacity 2.7 million barrels of active refined product storage 1.3 million barrels of refurbishable refined product storage 0.4 million barrels of heavy oil refurbishable storage 4 docks (1 ship, 3 barge(1)) with water draft up to 37' ~250 acre site with significant undeveloped acreage for expansion potential Capital investment period supported by multi-year storage, blending, and throughput commitments from Chevron © Copyright 2013 Buckeye Partners, L.P Confidential. 11 Note: Facility located in Perth Amboy, NJ. Green line indicates approximate property boundaries One of the barge docks is currently out of service. Growth Opportunities Near-term plans to transform existing terminal into a highly efficient, multi-product storage, blending, and throughput facility Potential for crude, gasoline, distillate, ethanol, asphalt, or 6 oil service that can be optimized as market needs evolve Pipeline planned for direct interconnect to Buckeye Linden complex Project initiated to allow handling of Bakken-sourced crude oil via rail and ship Long-term storage contract recently signed with New York Harbor gasoline blender for approximately 1 million barrels of refined petroleum products Strategic Rationale Improves connectivity and service capabilities for customers to increase Buckeye system utilization Provides for security and diversity of product supply for Buckeye’s customers by connecting waterborne product supply with end destination markets across the Buckeye system Provides customers with storage at New York Harbor, a highly liquid NYMEX settlement point

DOMESTIC PIPELINES & TERMINALS GROWTH POTENTIAL Crude Diversification: Multi-year contract to support transformation of the Albany marine terminal to provide crude oil services, including offloading unit trains, storage, and throughput Contracted to offload Bakken crude for refinery customer at Woodhaven, MI facility Project initiated to add crude by rail capability at Perth Amboy Chicago Complex Crude Oil and Other Opportunities: Construction of additional 1.1 million barrels of crude oil storage capacity to leverage asset footprint in Chicago; project is underwritten by long-term contract with major Re-purposing of rail facilities and enhancement of pipeline interconnectivity in connection with long-term crude oil storage, throughput, and rail loading services agreement with a marketer Project underway to increase refined products pipeline interconnectivity within the complex Recently completed propylene storage at facility with rail loading capability © Copyright 2013 Buckeye Partners, L.P Confidential. 12 Utica Shale Opportunity: Development is in early stages, but industry consensus is that crude logistics solutions will be needed Buckeye has presence in area and has opportunity to utilize existing infrastructure, including ROW and underutilized lines, to be key logistics provider Butane Blending: Significant growth driven by strong blending margins Improved blending efficiencies and oversight Opportunities for further locational deployment of blending capabilities PROJECTS Primary Utica Shale Other Projects In Progress: Storage expansions at existing domestic terminals, including Pittsburgh and Opelousas terminals Buckeye’s ability to leverage and repurpose our existing domestic asset footprint has allowed us to successfully deliver high-return growth capital projects with low single digit multiples.

FERC ORDER DEVELOPMENTS Buckeye Pipe Line’s Market-Rate Program FERC Closes “Show Cause” Proceeding Regarding Buckeye Pipe Line Company, L.P. (“BPL Co.”) In response to protest of an airline shipper in the NYC area, FERC issued a “Show Cause” order on March 30, 2012, directing BPL Co. to justify continuation of its innovative rate-setting system and rejecting its routine, system-wide tariff increases. FERC issued an order on February 22, 2013, closing the “Show Cause” proceeding and ruling that: BPL Co. can continue to charge its current rates undisturbed; subject to future proceedings under FERC’s regulations BPL Co. granted full market-based-rate authority, i.e., no longer subject to rate increase caps, in markets previously found by FERC to be competitive markets, in which BPL Co. generated $137 million of revenue from interstate transportation service in 2012 BPL Co. allowed to file future rates in its remaining markets, in which BPL Co. generated $126 million of revenue from interstate transportation service in 2012, pursuant to any of the methodologies permitted by FERC regulations, including in accordance with the generic FERC index Treatment of rates in NYC markets, in which BPL generated revenue of approximately $32 million in 2012, are pending the outcome of ongoing FERC rate proceedings and are currently in FERC-ordered settlement discussions Earlier program utilized by BPL Co. now discontinued. © Copyright 2013 Buckeye Partners, L.P Confidential. 13 BPL Co. Increases Tariffs Rate increases of 6.7 percent became effective May 1 for transportation services in the markets previously found to be competitive. Rate increases of 4.6 percent became effective July 1 for transportation services in the markets not previously found to be competitive, other than for the New York City area airports. Tariff Revenue by Type(1) Percentages reflect 2012 transportation revenue 51.7% 37.1% 7.5% 3.7% Index-based Market-based NYC Markets Other

International Pipelines & Terminals © Copyright 2013 Buckeye Partners, L.P Confidential. 14

BORCO World-class marine storage terminal for crude oil, fuel oil, and refined petroleum products 24.9 MMBbls capacity Located in Freeport, Bahamas, 80 miles from Southern Florida and 920 miles from New York Harbor Deep-water access (up to 91 feet) and the ability to berth VLCCs and ULCCs Capacity leased under take or pay contracts World-class customer base Variable revenue generation from ancillary services such as berthing, blending, bunkering, and transshipping Hub for international logistics Announced expansion of 4.7 million barrels nearing completion with 3.5 million barrels delivered to date and 1.2 million barrels expected to be placed into service in September 2013; room to significantly further expand capacity if market conditions permit Yabucoa, Puerto Rico Well-maintained facility with superior blending/manufacturing facilities 4.6 million barrels of refined petroleum product, fuel oil, and crude oil storage capacity Strategic location supports a strong local market and also provides regional growth opportunities Long-term fee-based revenues supported by multi-year volume commitments from Shell Other Fuel oil supply and distribution services in the Caribbean © Copyright 2013 Buckeye Partners, L.P Confidential. 15 INTERNATIONAL PIPELINES AND TERMINALS LTM through June 30, 2013. Revenue excludes non-cash amortization of unfavorable storage contracts.

Capex INTERNATIONAL INTERNAL GROWTH PROJECTS EXPANSION AND OTHER GROWTH OPPORTUNITIES © Copyright 2013 Buckeye Partners, L.P. 16 Expanded storage capacity by 3.5 million barrels, with an additional 1.2 million barrels of crude oil storage expected to be in service in September 2013; all 4.7 million barrels are fully leased Constructed ample berthing capacity to allow future expansion without incremental marine infrastructure spend Designed facility to accommodate multiple product segregations to enable blending and maximum flexibility for changes in facility requirements Improved simultaneous operations to move product in and out of the facility at the same time Provided critical infrastructure redundancy to ensure business continuity Improved loading and unloading rates to allow for reduced berthing time Laid ground work for future expansion by optimizing facility configuration Other Internal Growth Opportunities Significant land available for further expansion Additional interest for staging of crude oil resulting from Latin American production expected to come online over the next decade Provides optionality to multiple end-market destinations Bunkering Opportunities – Blended Fuel Oil BORCO is a logical geographical location spot for a new “Bunker filling station” 2014 Panama Canal expansion to allow passage of Suezmax vessels expected to lead to 20-30% increase in traffic; BORCO location ideal to service the incremental vessels Yabucoa, Puerto Rico facility provides opportunities for jet fuel and crude storage, as well as fuel oil supply and bunkering BORCO Expansion Capacity(1) –millions of barrels Graph reflects expected midpoint of capital spend range. Dates represent expected date that capacity is placed in service. BORCO Capital Investment Since Acquisition (~$350 million): Bluefield Future Expansion Area Yellowfield © Copyright 2013 Buckeye Partners, L.P Confidential.

Buckeye Services © Copyright 2013 Buckeye Partners, L.P Confidential. 17

BUCKEYE SERVICES OVERVIEW © Copyright 2013 Buckeye Partners, L.P Confidential. 18 Energy Services Buckeye Energy Services (“BES”) markets a wide range of refined petroleum products and other ancillary products in areas served by Buckeye’s pipelines and terminals Strategy for mitigating basis risk included a reduction of refined product inventories in the Midwest and focusing on fewer, more strategic locations for transacting business Recently reduced costs by right-sizing the infrastructure for reduced geographic focus Contributed approximately $23.2 million in revenues to Domestic Pipelines & Terminals during the twelve months ended June 30, 2013, while also providing valuable insight on demand and pricing support for our terminalling and storage business Development & Logistics Buckeye Development & Logistics (“BDL”) operates and/or maintains third-party pipelines under agreements with major oil and gas and chemical companies BDL services offered to customers Contract operations Project origination Asset development Engineering design Project management Natural Gas Storage Buckeye’s Lodi Gas Storage facility is a high performance natural gas storage facility with over 30 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area Revenue is generated through firm storage services and hub services The facilities collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day (MMcf/day) and 750 MMcf/day, respectively Lodi’s facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations

Financial Overview © Copyright 2013 Buckeye Partners, L.P. 19

FINANCIAL PERFORMANCE (1) 20 Adjusted EBITDA ($MM)(2) Cash Distributions Declared per Unit Cash Distribution Coverage(2)(3) LTM through June 30, 2013 See Appendix for Non-GAAP Reconciliations Distributable cash flow divided by cash distributions declared for the respective periods Long-term debt less cash and cash equivalents divided by Adjusted EBITDA (adjusted for pro forma impacts of acquisitions); calculation as per BPL Credit Facility Net LT Debt/Adjusted EBITDA(4) © Copyright 2013 Buckeye Partners, L.P Confidential.

INVESTMENT SUMMARY Stability and Growth Proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles Management continues to drive operational excellence through its best practices initiative Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities, and provide significant near-term growth projects July 2012 acquisition of marine terminal facility in Perth Amboy, NJ from Chevron furthers Buckeye’s strategy to create a fully integrated and flexible system that offers unparalleled connectivity and service capabilities; provides significant near-term growth opportunities at attractive multiple World-class BORCO marine storage terminal with 24.9 million barrels of storage capacity for crude oil and liquid petroleum products in Freeport, Bahamas, with opportunity for significant additional capacity expansion; serves as important logistics hub for international petroleum product flows Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of changing supply and demand fundamentals for crude and refined petroleum products to drive improved returns to unitholders 21 © Copyright 2013 Buckeye Partners, L.P Confidential.

Non-GAAP Reconciliations 22 © Copyright 2013 Buckeye Partners, L.P Confidential.

BASIS OF REPRESENTATION; EXPLANATION OF NON-GAAP MEASURES Buckeye’s equity-funded merger with Buckeye GP Holdings, L.P. (“BGH”) in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of LP units outstanding increase from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007. Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income. 23 LTM through June 30, 2013. © Copyright 2013 Buckeye Partners, L.P Confidential.

NON-GAAP RECONCILIATIONS 24 Net Income to Adjusted EBITDA and Distributable Cash Flow ($000) LTM through June 30, 2013 On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P. Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period. 2013 amounts reflect cash distributions paid on LP units for the quarter ended June 30, 2013. Distributions with respect to the Class B units outstanding on the record date for the quarter ended June 30, 2013 were paid in additional Class B units rather than in cash. © Copyright 2013 Buckeye Partners, L.P Confidential. 2008 2009 2010 2011 2012 LTM (1) Net income attributable to BPL 26,477 49,594 43,080 108,501 226,417 285,850 Interest and debt expense 75,410 75,147 89,169 119,561 114,980 119,044 Income tax expense (benefit) 801 (343) (919) (192) (675) (1,015) Depreciation and amortization 50,834 54,699 59,590 119,534 146,424 156,115 EBITDA 153,522 179,097 190,920 347,404 487,146 559,994 Net income attributable to noncontrolling interests affected by merger (2) 153,546 90,381 157,467 - - - Amortization of unfavorable storage contracts - - - (7,562) (10,994) (10,994) Gain on sale of equity investment - - - (34,727) - - Non-cash deferred lease expense 4,598 4,500 4,235 4,122 3,901 3,835 Non-cash unit-based compensation expense 1,909 4,408 8,960 9,150 19,520 19,159 Equity plan modification expense - - 21,058 - - - Asset impairment expense - 59,724 - - 59,950 59,950 Goodwill impairment expense - - - 169,560 - - Reorganization expense - 32,057 - - - - Adjusted EBITDA 313,575 370,167 382,640 487,947 559,523 631,944 Less: Interest and debt expense, excluding amortization of deferred financing costs and debt discounts (73,573) (71,863) (84,758) (111,941) (111,511) (114,714) Maintenance capital expenditures (28,936) (23,496) (31,244) (57,467) (54,425) (48,752) Income taxes, excluding non-cash taxes and other 1,210 325 - (6) (1,095) (754) Distributable Cash Flow 212,276 275,133 266,638 318,533 392,492 467,724 Distributions for Coverage ratio (3) 209,412 237,687 259,315 351,245 383,635 402,516 Coverage Ratio 1.01x 1.16x 1.03x 0.91x 1.02x 1.16x Adjusted Segment EBITDA Pipelines & Terminals 253,790 302,164 346,447 361,018 409,055 455,854 International Operations - - (4,655) 112,996 132,104 142,293 Natural Gas Storage 41,814 41,950 29,794 4,204 6,118 190 Energy Services 9,443 19,335 5,861 1,797 524 21,866 Development & Logistics 8,528 6,718 5,193 7,932 11,722 11,741 Total Adjusted EBITDA 313,575 370,167 382,640 487,947 559,523 631,944